UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) Sept 12, 2007

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
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(Exact name of registrant as specified in its charter)

TEXAS	0-026686	76-0465087
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

675 Bering, Suite 710, Houston, TX 77057
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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 977-2600

“NOT APPLICABLE”
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On Sept 12, 2007, First Investors Financial Services Group, Inc. issued a press release announcing the results of operations for the three months ended July 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1
Press release dated Sept 12, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Investors Financial Services Group, Inc.

Date:	July 12, 2007	By:	/s/ Bennie H. Duck
Bennie H. Duck
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)